Exhibit 99.1
Uroplasty, Inc. November 10, 2008 Rodman & Renshaw 10th Annual Healthcare Conference

2 This presentation includes forward-looking statements, including financial projections, relating to our business plan and growth strategies. For many reasons we may not achieve our financial objectives or successfully grow our business. Our reports filed with the U.S. Securities and Exchange Commission describe risks of our business and of an investment in us. We urge you to read our reports and carefully consider whether our securities are an appropriate investment for you. Forward Looking Statement

3 AMEX Listing: UPI Closing Price(1): $1.50 Market Capitalization(1): $22.4 million Shares Outstanding(1): 14.9 million common Revenues: Operations: Headquartered in Minneapolis, MN Subsidiaries: Netherlands and United Kingdom (1) As of November 3, 2008 Company Profile 8.3 13.9 6.0 8.4

4 Uroplasty is... Revolutionizing how urologists and urogynecologists are treating a debilitating problem non-invasively. Providing essential solutions for the treatment of urinary voiding dysfunctions. Commercializing its Urgent(r) PC system, which the Company believes is the only non-surgical neurostimulation therapy for the treatment of overactive bladder symptoms

5 ~33 million people in the United States -16.5% of the adult population- struggle with the problem of overactive bladder (OAB) ~30% of these people are bothered enough to seek treatment

6 Roughly 55% of these patients (4 million) cannot tolerate OAB drug therapy "A lack of efficacy, along with the persistent issue of side effects, contributes to a significant dropout rate for [OAB] pharmacotherapy." -- Dr. Victor Nitti, New York University Medical Center, "Interstim: A Decade of Sacral Nerve Stimulation," a supplement in the January 2008 issue of Urology Times sponsored by Medtronic.

7 Behavioral therapy Dietary modification ? Minimally-Invasive Office Treatment - Urgent(r) PC Neuromodulation Surgery - Interstim(r) Therapy Reconstructive Surgery - bladder augmentation, urinary diversion Non-Drug OAB Options

8 $3.1 Billion U.S. Market Our demographic is primarily women between 40 and 70 years old 3 Million patients Stress Urge Incontinence 33 Million patients Urgency Frequency Urge Incontinence 9 Million patients Involuntary leaking during activity (SUI) Overactive Bladder (OAB) Mixed Stress Incontinence (SUI) URINARY DISORDERS

Urgent® PC - Neurostimulation





Urgent PC



- Provides percutaneous tibial nerve stimulation (PTNS) to treat urinary urgency, urinary frequency and urge incontinence.
- Clinically effective in up to 80% of patients.[1]

- Handheld stimulator with lead set
- 30-minute office based treatment, can be R.N. administered
- Minimally invasive

(1) Stoller M. Clinical trials of the SANS™ Afferent Nerve Stimulator to treat urinary incontinence: results on clinical treatment of more than 90 patients. April 1999.

9

Uroplasty

10 OAB Treatment Options - Continuum of Care Urgent PC gives patients an alternative to Drug Therapy and Surgery Surgical/Invasive Implantable neuromodulation (InterStim(r)) Minimally Invasive PTNS (Urgent(r) PC) Pharmaceuticals Pharmacia - Detrol(r) ALZA - Ditropan(r) Watson Pharma - Oxytrol(r) Conservative Diet Modification Kegel Exercises Biofeedback Bladder Training

11 Physician Economics with Urgent(r) PC Cost to Physician (Revenue to UPI) Reusable Stimulator $1,500 Disposable Lead Set (Box of 12 - 1 patient) $780 Reimbursement to Physician $1,220 - $3,600 (for 12 treatment series)

Strong Emerging Clinical Results OrBIT Study (OveRactive Bladder Innovative Therapy) 11 U.S. centers 100 patients Randomized to Urgent(r) PC or Detrol(r) 80% of PTNS pts. were cured or improved vs. 55% of Detrol pts. MDs assessed 80% of PTNS pts. cured or improved vs. 61% of Detrol pts. Comparable reduction in frequency in each group 12

Strong Emerging Clinical Results "PTNS provides comparable effectiveness to pharmaceuticals and may be considered an alternative to pharmacologic therapy for the treatment of OAB." --Dr. Kenneth M. Peters, Lead Investigator Chairman of the Dept. of Urology Beaumont Hospital, Royal Oaks, MI 13

New Clinical Study Key to reimbursement strategy Study with highest level of evidence Randomized, controlled, blinded PTNS versus non-active treatment (sham/placebo) ~20 urology and urogynecology centers; 214 patients Dr. Kenneth M. Peters, lead investigator Cost: $1.1 to $1.4 million in the 2nd half of the current fiscal year 14

15 Stress Urinary Incontinence - Macroplastique(r) Uroplasty's Legacy Product Unique delivery system ensures precise implantation 30-min office based/outpatient procedure Minimally invasive treatment Injectable soft-tissue bulking agent to treat adult female stress urinary incontinence (SUI) due to intrinsic sphincter deficiency. Used internationally on >70,000 patients In a multi-center clinical trial, 80% of patients were dry or markedly improved at 12 months(1) (1) FDA IDE Macroplastique clinical trial, October 2006 Macroplastique System

16 Urgent(r) PC U.S. Sales Strategy Direct U.S. Sales force is currently comprised of 21 direct representatives' territories supplemented by 11 independent representatives' territories Target Market: ~8,500 Total U.S. Urologists/Urogynecologists 6 7 8 13 15 17 4 21 21 19 12 12 12 11 11 11 11 11 12 ~20% ~4 - 5%

17 U.S. Market Coverage Employed Sales Representative (21) Independent Sales Representative (11)

18 International Market Coverage United Kingdom Employed Sales Representative (4) Independent Sales Representative (1) International - Distributors Presence in 43 countries worldwide throughout: Europe Canada South America Central America Africa Middle East Asia Australia

19 Urgent(r) PC Marketing Strategy We intend to market the Urgent PC brand with the following strategies... Post-market studies to reinforce clinical data Patient education and literature for doctors' offices Physician, Nursing Society and Consumer Advocacy Meetings Investor Relations Website Physician Locator Patient referral UPC focus

FINANCIAL PRESENTATION

Revenue Growth 21 6.0 13.9 8.3 8.4 +20%

Revenue Growth 2.2 6.3 1.5 4.4 +30 to +40% 22

23 Sales by Geographic Areas U.S. accounts for a greater portion of the increasing sales U.S. International 98% 82% 48% 18% 52% 2%

24 Income Statement (non-GAAP) Consistent projected operating profit (excluding non-cash & unusual charges) breakeven at $19 to $20 million sales in thousands FY 2007 FY 2008 Q2 YTD 9/30/07 Q2 YTD 9/30/08 Sales $8,311 $13,856 $5,988 $8,446 Adjusted Gross Profit $5,774 $10,998 $4,763 $7,240 69% 79% 80% 86% Adjusted Operating Expenses: G&A $2,390 $2,905 $1,434 $1,662 R&D $2,244 $1,730 $885 $698 S&M $5,066 $8,181 $3,438 $4,872 Total $9,700 $12,816 $5,757 $7,232 Adjusted Operating (Loss) Gain (1) ($3,926) ($1,818) ($994) $8 (1) Excluding non cash charges for Stock Options, Depreciation & Amortization of $1046, $2111, $1,200, and $1,057, respectively, in FY 2007, FY 2008, Q2 YTD 9/30/07 and Q2 YTD 9/30/08.

25 Balance Sheet

26 Name Title Previous Experience Dave Kaysen President & CEO Diametrics, Rehabilicare Medi Jiwani CFO Gedney,Telex Communications, Tennant Susan Holman COO Bioplasty, Bio-Vascular Larry Heinemann VP Sales C.R. Bard Nancy Kolb VP Marketing Inlet Medical, Gyrus Medical Marc Herregraven VP Manufacturing Bioplasty, Advanced Bio-Surface, Bio-Vascular Arie Koole Controller & Managing Deloitte & Touche Dir., Dutch Subsidiary Management Team Experienced Management Team - track record of demonstrated success

Investment Rationale Positioned for profitability and continued strong revenue growth Solid revenue growth in U.S. Stable base business outside of U.S. Consistent projected Operating Profit (excluding non-cash charges) breakeven at approximately $19 - $20 million sales Urgent PC's revenue model is capable of generating high margin recurring revenue Macroplastique gaining market share in U.S. 27

Investment Rationale Large and growing market opportunity Overactive bladder (OAB) is a prevalent and challenging urologic problem affecting an estimated 33 million Americans Female Stress Urinary Incontinence (SUI) accounts for almost one half of the total worldwide prevalence of urinary incontinence 28

Investment Rationale Unique treatment alternatives for patients Office/outpatient-based solutions Minimally invasive products Minimal side effects unlike other treatment alternatives 29

Questions

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures Adjustments Adjustments Adjustments Adjustments Adjustments dollars in thousands GAAP (reported) SFAS 123 (R) stock option charges Depreciation expense Amortization expense non-GAAP (adjusted) FY 2007 Gross profit $ 5,720.5 $ 1.4 $ 52.1 $ - $ 5,773.9 Operating expenses G&A 3,096.0 593.7 111.9 - 2,390.5 R&D 2,276.5 28.2 4.6 - 2,243.7 S&M 5,216.8 123.3 27.8 - 5,065.7 Amortization 103.5 103.5 - Total Operating Expenses 10,692.8 745.2 144.2 103.5 9,699.9 Operating loss $ (4,972.3) $ 746.5 $ 196.3 $ 103.5 $ (3,926.0) FY 2008 Gross profit $ 10,920.7 $ 22.5 $ 54.6 $ - $ 10,997.8 Operating expenses G&A 3,692.7 664.4 123.4 - 2,904.9 R&D 1,798.1 65.2 3.0 - 1,729.8 S&M 8,515.6 286.7 47.9 - 8,180.9 Amortization 843.5 843.5 - Total Operating Expenses 14,849.9 1,016.4 174.4 843.5 12,815.6 Operating loss $ (3,929.2) $ 1,038.9 $ 229.0 $ 843.5 $ (1,817.7)

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures Adjustments Adjustments Adjustments Adjustments Adjustments dollars in thousands GAAP (reported) SFAS 123 (R) stock option charges Depreciation expense Amortization expense non-GAAP (adjusted) Six months ended 9/30/07 Gross profit $ 4,725.0 $ 9.7 $ 28.6 $ - $ 4,763.3 Operating expenses G&A 1,955.8 463.6 57.8 1,434.4 R&D 933.1 46.8 1.6 884.7 S&M 3,607.4 150.6 18.8 3,438.0 Amortization 423.0 423.0 - Total Operating Expenses 6,919.3 661.0 78.2 423.0 5,757.1 Operating loss $ (2,194.3) $ 670.7 $ 106.8 $ 423.0 $ (993.8) Six months ended 9/30/08 Gross profit $ 7,189.0 $ 25.3 $ 25.8 $ - $ 7,240.1 Operating expenses G&A 1,957.1 217.2 77.4 1,662.5 R&D 733.5 34.1 1.3 698.1 S&M 5,125.6 213.5 40.4 4,871.7 Amortization 421.9 421.9 - Total Operating Expenses 8,238.1 464.7 119.2 421.9 7,232.3 Operating loss $ (1,049.2) $ 490.0 $ 145.0 $ 421.9 $ 7.8